Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Home System Group (the “Company”) on Form 10-QSB for the nine months ended September , 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Li Wei Qiu, in my capacity as Chief Executive Officer, and I, Kin Wai Cheung, in my capacity as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2006	/s/ Li Wei Qiu
Li Wei Qiu Chief Executive Officer

/s/ Kin Wai Cheung
Kin Wai Cheung Chief Financial Officer